SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)
                          June 8, 2000


                    CodeStream Holdings, Inc.
              (Formerly Bud Financial Group, Inc.)

                             Nevada
         (State or other jurisdiction of incorporation)


          33-25779                           84-1100609
(Commission file number)          (IRS employer identification no.)


     1771 International Pkwy, Suite 121
          Richardson, Texas,                              75081
(Address of principal executive offices)                 Zip Code)


                         (972) 479-0534
       (Registrant's telephone number, including area code)


                    Bud Financial Group, Inc.
               311 South State Street, Suite 440,
                   Salt lake City, Utah 84111

             (Former name and address of registrant)

Item 1.   Changes in Control of Registrant.

     Information contained herein may include forward looking statements. Such statements involve risks and uncertainties which could cause actual results to differ materially from those set forth herein. Factors that could cause actual results to differ include changes in technology, the company' ability to raise additional capital, and the ability to develop its products in accordance with its plans. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof based on information currently available to it. The company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

     The Registrant was incorporated in 1988 for the sole purpose of raising capital and then seeking out, investigating, and acquiring any suitable assets or business without regard to any specific business or industry. In 1991, the Registrant effected a public offering of its common stock in which it raised a total of $9,500. The public offering was registered with the Securities and Exchange Commission under the Securities Act of 1933 pursuant to a Registration Statement on Form S-18. Prior to the transactions described below, the Registrant's principal activity had been to investigate potential acquisitions and it had not engaged in any significant business activities.

     In accordance with its business purpose, on February 15, 2000 the Registrant, BFG Subsidiary, Inc. and CodeStream Technology Corporation, a Delaware corporation ("CTC"), entered into that certain Agreement and Plan of Reorganization (the "Acquisition Agreement") pursuant to which CTC agreed to merge with BFG Subsidary, Inc., with CTC being the surviving company. BFG Subsidiary, Inc. was a wholly-owned subsidiary of the Registrant that the Registrant formed for the sole purpose of effecting the acquisition of CTC (the "Acquisition") in accordance with the Acquisition Agreement. As a result of the Acquisition, CTC became, and is now, a wholly-owned subsidiary of the Registrant. The Registrant currently intends to conduct all of its operations through CTC, and to move all of the Registrant's offices to the principal offices of CTC in Richardson, Texas.

     CTC is a development stage company that was formed in 1996 to develop certain technologies it acquired from a government defense and aerospace contractor. CTC is currently developing products based on a patented technology that is intended to enable telecommunications network service providers to increase the capacity of their new and existing fiber optic networks. CTC owns the commercial intellectual property rights to a broadband optical networking technology known as Optical Code Division Multiple Access ("OCDMA"). This technology, in the opinion of CTC, can significantly increase the transmission rate and the channel count of a fiber-optic telecommunications network. The new optical transport system that CTC is developing utilizes a proprietary, patented encoding scheme that enables hundreds of independent channels to coexist on the same fiber optic pair. Based on the currently estimated development schedule, if CTC is adequately funded and the technology is successfully developed, the Registrant expects that the first product using CTC's new technology can be released in 18 to 24 months.

     Since its incorporation, CTC has been funded from the private sale to certain institutional investors of $12,000,000 of preferred stock. In addition to the foregoing funding, the United States Air Force has also provided funding for research into the bulk optics and photonic integrated circuit technology now being developed into a product line at CTC. As a result of the foregoing U.S. governmental funding, the United States Air Force owns certain rights to non-commercial applications of the technology. In August 1999, CTC merged with RDL Photonic Integrated Chip Corporation, a private research firm that owned certain intellectual property for photonic integrated circuits that was complimentary to the technology being developed by CTC. (Unless otherwise specified, all references herein to CTC shall refer to CodeStream Technologies Corporation, formerly known as RDL Commercial Technologies Corporation, and RDL Photonic Integrated Chip Corporation.)

     Prior to the Acquisition, a total of 2,000,000 shares of $0.001 par value common stock of the Registrant (the "Common Stock") were issued and outstanding. Of the 2,000,000 outstanding shares of Common Stock, 1,643,800 shares were owned by Thomas Kimble. Mr. Kimble also was the sole officer and the
sole director of the Registrant.   As a result, control of the
Registrant resided with Mr. Kimble prior to the Acquisition.

     In connection with the merger by which the Acquisition was effected, and in accordance with the Acquisition Agreement, all of the issued and outstanding shares of CTC's capital stock were converted into 10,000,000 shares of the Registrant's Common Stock. In addition, all of the currently outstanding CTC options that entitle CTC's employees and former employees to purchase a total of 783,846 shares of CTC common stock at an exercise price of $1.00 per share were assumed by the Registrant and became options to purchase CTC Common Stock at an exercise price of $1.00 per share.

     At the closing of the Acquisition, Mr. Kimble, the sole officer and sole director of the Registrant resigned as an officer and as a director. Concurrent with the Acquisition, new officers and directors of the Registrant were appointed. The following table sets forth the persons who will continue to serve as the directors and executive officers of the Registrant. Directors are elected for a period of one year and thereafter serve until the next annual meeting at which their successors are duly elected by the stockholders. Officers and other employees serve at the will of the Board of Directors.

CodeStream Holdings, Inc.



Name           Age             Position

D. Gordon      52              President, Chairman, Chief Executive Officer,
Werner                         acting Chief Financial Officer, and Director


Joseph         33              Director
Ferguson

Michael        38              Director
Magerman


Gordon Werner, President, CEO, acting CFO, Director, Chairman. Mr. Werner recently joined CTC as President and CEO in January 2000. Mr. Werner brings to the Company over 30 years combined experience in sales, marketing and operations in the telecommunications industry. Prior to joining CTC, Mr. Werner established and operated his own management consulting firm during 1999. Mr. Werner served as the vice president and general manager of Tekelec's Network Switching Division from 1997 through early 1999. From January 1996 to October 1997, Mr. Werner served as the vice president of global sales for NetEdge Systems. He has also served as a regional vice president of Siemens-Stromberg Carlson from January 1994 through December 1995. In addition, he has provided management consulting services to a variety of companies in the carrier and internet markets. Mr. Werner has extensive experience with local exchange carrier markets, both domestic and foreign.

Joseph Ferguson, Director. Mr. Ferguson has served as a Director of CTC since February 1998. Mr. Ferguson is currently a Partner with Kline Hawkes California SBIC, L.P., where he has been employed since August 1995. Previously, he worked in the investment banking industry for both Merrill Lynch & Co. and Smith Barney, Inc. Mr. Ferguson also sits on the board of
directors of various private companies.   Mr. Ferguson earned a
B.B.A in Finance from Southern Methodist University and a M.B.A. from the Anderson School at UCLA.

Michael Magerman, Director. Mr. Magerman has been a director of CTC since August 1999. He also holds positions on the board of directors of Xenonics, Autoland, and Bravo Corporation, and he has served as an executive vice president and a director of Web Capital Services since January 1, 2000. From June 30, 1999 through January 1, 2000, Mr. Magerman was the CEO of Bravo Corporation. From November 1997 through June 1999, Mr. Magerman worked as an independent consultant. Mr. Magerman has also served as the CEO of Tommy Armour Golf Company from March 1, 1995 through November 21, 1997, and as the CEO of Odyssey Golf, a company he founded, from October 1990 through July 1997.

     In addition to the foregoing listed directors, the Board of Directors intends to fill four vacancies on the Board of Directors by appointing up to four additional directors. The additional directors have not yet been identified.

     In order to fund the working capital needs of CTC, and in order to repay certain outstanding loans, immediately following the consummation of the Acquisition, the Registrant completed a $6,900,000 private placement (the "Private Placement") of its Common Stock to certain accredited investors (including $2,000,000 of stock that was sold to some of the existing stockholders of CTC). The shares were sold at a price of $1.00 per share, resulting in the issuance of an additional 6,900,000 shares of Common Stock. Finally, in order to repay $14,900 of accrued interest, the Registrant issued 14,900 shares of Common Stock at a price of $1.00 per share. Accordingly, after the consummation of the Acquisition, the Private Placement, and the 14,900 stock issuance, a total of 18,914,900 shares of Common Stock of the Registrant were outstanding immediately after the Acquisition, of which the former stockholders of CTC owned approximately 63.5%, and Mr. Kimble owned approximately 8.7%.

     As a result of the Acquisition the stockholders of CTC acquired control of the Registrant by acquiring a majority of the outstanding shares of Common Stock and by replacing the existing officer and director of the Registrant. The source of consideration used by the stockholders of CTC in the Acquisition of the Registrant were the shares of common stock of CTC owned or held beneficially prior to the Acquisition and $2,000,000 cash proceeds used to acquire additional shares at $1.00 per share in the Private Placement. The table set forth below lists the principal stockholders of CTC who, as of the close of business on June 8, 2000, beneficially owned 5% or more of the issued and outstanding shares of Common Stock of the Registrant:

Stockholder           Shares Owned          Percentage of
                                            Outstanding
Capital               3,433,124             18.1%
Communications CDPQ
Inc.
Kline Hawkes          3,234,702             17.1%
California SBIC,
L.P.
SpaceVest Fund, L.P.  1,937,665             10.2%
Thomas Kimble         1,643,800             8.7%
Research &            1,440,390             7.6%
Development
Laboratories


     SpaceVest Fund, L.P., Kline Hawkes California SBIC, L.P., Capital Communications CDPQ, Inc. and Seattle-PIC Investment Partnership have entered into a voting agreement pursuant to which they have agreed to vote their shares of the Registrant's stock so as to elect one member of each of them to the Board of Directors of Registrant.

Item 2.   Acquisition or Disposition of Assets.

     The Registrant acquired CTC in the Acquisition. See Item 1, above.

Item 5.   Other Events.

     In connection with the Acquisition, holders of in excess of a majority of the Registrant's outstanding Common Stock and the Registrant's board of directors took the following corporate actions:

          (a) The Registrant's Articles of Incorporation were amended to (i) change the name of the company to "CodeStream
     Holdings, Inc." and (ii) provide for cumulative voting;

          (b) Thomas Kimble resigned as the sole officer and director of the Registrant and, in connection therewith, elected D. Gordon Werner, Joseph Ferguson and Michael Magerman to serve as the directors of the Registrant after the Acquisition; and

          (e) The adoption of a 2000 Stock Option Plan pursuant to which the Registrant can grant options to purchase up to 2,000,000 shares of Common Stock.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

     The Registrant has determined to file reports as a small business issuer as defined in Regulation S-B for its fiscal years ended December 31, 1997, 1998, and 1999 and, accordingly, will comply with the financial statement requirements of Item 310 of Regulation S-B. Attached hereto are the unaudited financial statements of CTC for its fiscal year ended December 31, 1999. The audited financial statements of CTC required to be filed under Regulation S-B will be filed by amendment hereto within the applicable time periods permitted under Form 8-K and Regulation S-B.

     (b)  Pro Forma Financial Information.

     Pro forma financial information is attached hereto.

     (c)  Exhibits.

                    2.1  Agreement and Plan of Reorganization
               dated as of February 15, 2000, among Registrant, CTC and BFG Subsidary, Inc.

                    3(i).1    Certificate of Amendment to
               Articles of Incorporation of Registrant.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CodeStream Holdings, Inc.


                                   By: /s/ D. Gordon Werner, President

Date:  June 23, 2000.                  D. Gordon Werner, President

                     CODESTREAM HOLDINGS, INC.
                (Formerly Bud Financial Group, Inc.)
                       (A Nevada Corporation)

                CODESTREAM TECHNOLOGIES CORPORATION
                      (A Delaware Corporation)

       PROFORMA COMBINED BALANCE SHEET AND INCOME STATEMENT
                            (UNAUDITED)

                     CODESTREAM HOLDINGS, INC.
                (Formerly Bud Financial Group, Inc.)

                CODESTREAM TECHNOLOGIES CORPORATION

       PROFORMA COMBINED BALANCE SHEET AND INCOME STATEMENT
                            (UNAUDITED)


  The following unaudited proforma combined balance sheet and statement of income aggregates the balance sheet and statement of operations of CodeStream Holdings, Inc. formerly Bud Financial Group, Inc. (Parent) (A Nevada Corporation) as of December 31, 1999 and the balance sheet and statement of operations of CodeStream Technologies Corporation (Subsidiary) (A Delaware Corporation) as of December 31, 1999 giving effect to a transaction completed on June 8, 2000, wherein Parent acquired Subsidiary as a wholly-owned subsidiary (the "Acquisition"). This business combination is treated as a reverse acquisition and as a recapitalization of Subsidiary. Parent issued common stock in exchange for all of the issued and outstanding shares of Subsidiary. The following proforma balance sheet and statement of income uses the assumptions as described in the notes and the historical financial information available at December 31, 1999. The financial statements of Parent at December 31, 1999 are audited. The financial statements of Subsidiary at December 31, 1999 are compiled.

  The unaudited proforma combined balance sheet and statement of income should be read in conjunction with the separate financial statements and related notes thereto of Parent and Subsidiary. The unaudited proforma condensed combined balance sheet and statement of income are not necessarily indicative of the condensed combined balance sheet and statement of income which might have existed for the periods indicated or the results of operations as they may appear now or in the future.

                           CODESTREAM HOLDINGS, INC.
                     (Formerly Bud Financial Group, Inc.)

                      CODESTREAM TECHNOLOGIES CORPORATION

                        PROFORMA COMBINED BALANCE SHEET
                                  (Unaudited)

                Giving effect to an Acquisition on June 8, 2000

                                    CodeStream  CodeStream  Proforma
                                     Holdings, Technologies Increase  Proforma
                                       Inc.    Corporation (Decrease) Combined
                                    (12-31-99) (12-31-99)
          ASSETS
Current Assets:
  Cash and cash equivalents            $8,507 $188,729 $1,200,000(1)$7,047,236
                                                        5,700,000(5)
                                                         (50,000)(5)
                                            0        0         0             0
                                        ______________________________________

Total Current Assets                    8,507  188,729  6,850,000    7,047,236

Property and Equipment, net                 0  728,105          0      728,105
Other Assets - Deposits                     0   13,066          0       13,066
                                        ______________________________________

Total Assets                           $8,507 $929,900 $6,850,000   $7,788,407
                                        ======== =============================



      The accompanying notes are an integral part of this balance sheet.

                           CODESTREAM HOLDINGS, INC.
                     (Formerly Bud Financial Group, Inc.)

                      CODESTREAM TECHNOLOGIES CORPORATION

                        PROFORMA COMBINED BALANCE SHEET
                                  (Unaudited)

                Giving effect to an Acquisition on June 8, 2000

                                    CodeStream  CodeStream  Proforma
                                     Holdings, Technologies Increase  Proforma
                                       Inc.    Corporation (Decrease) Combined
                                    (12-31-99) (12-31-99)

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Current portion of capital lease         $0 $ 166,082       $ 0    $166,082
    obligation
  Notes payable                             0 1,091,121 1,200,000(1)        0
                                                       (1,091,121)(4)
                                                       (1,200,000)(5)
  Accounts payable                        400   744,149               744,549
  Accrued payroll and payroll taxes         0    20,240                20,240
  Other accrued liabilities                 0    37,621         0      37,621
                                       ______________________________________

Total Current Liabilities                 400 2,059,213(1,091,121)    968,492
Capital lease obligations, net of           0    40,196         0      40,196
  current portion                        ______________________________________

Total Liabilities                         400 2,099,409(1,091,121)  1,008,688
                                       ______________________________________

Stockholders' Equity
  Preferred stock, Series A, $.001 par
    value, 23,156 shares authorized,        0        23       (23)(3)       0
    23,156 shares issued and outstanding
  Preferred stock, Series B, $.001 par
    value, 11,536 shares authorized,        0        12       (12)(3)       0
    11,536 shares issued and outstanding
  Preferred stock, Series C, $.001 par
    value, 7,514 shares authorized,         0         8        (8)(3)       0
    7,514 shares issued and outstanding
  Preferred stock; $.001 par value,
    1,000,000 shares authorized, no         0         0         0           0
    shares issued and outstanding
  Common stock; $.001 par value,
    50,000,000 shares authorized,       2,000     7,424    (5,066)(2)  18,915
    18,914,900 shares issued and
    outstanding
                                                            4,642(3)
                                                            3,000(4)
                                                            6,900(5)
                                                               15(6)
                                                           10,000(7)
                                                          (10,000)(7)
  Additional paid-in capital           80,360 13,311,751    5,066(2)21,264,431
                                                           (4,599)(3)
                                                        1,088,121(4)
                                                        6,893,100(5)
                                                          (50,000)(5)
                                                           14,885(6)
                                                          (10,000)(7)
                                                           10,000(7)
                                                          (74,253)(8)
  Retained earnings (deficit)       (74,253)(14,488,727)(14,900)(6)(14,503,627)
                                          0           0   74,253(8)          0
                                    ________  ________  ________     _________

Total Stockholders' Equity (deficit)   8,107 (1,169,509) 7,941,121   6,779,719

                                    ________  ________  _________  ___________

Total Liabilities and Stockholders'   $8,507  $929,900 $6,850,000   $7,788,407
  Equity                            ========  ========_ =========  ===========

      The accompanying notes are an integral part of this balance sheet.

                           CODESTREAM HOLDINGS, INC.
                     (Formerly Bud Financial Group, Inc.)

                      CODESTREAM TECHNOLOGIES CORPORATION

                   PROFORMA COMBINED STATEMENT OF OPERATIONS
                                  (Unaudited)

                Giving effect to an Acquisition on June 8, 2000

                                  CodeStream   CodeStream  Proforma
                                   Holdings,  Technologies Increase  Proforma
                                      Inc.    Corporation (Decrease) Combined
                                  (Year ended (Year ended
                                   12-31-99)   12-31-99)

REVENUE                                 $0          $0       $0            $0
                                   __________________________________________

OPERATING EXPENSES
  Research and development               0     675,692        0       675,692
  General and administrative        10,225   4,346,747        0     4,356,972
                                   ______________________________   _________

Total operating expenses            10,225   5,022,439        0     5,032,664
                                   __________________________________________

INCOME (LOSS) FROM OPERATIONS      (10,225) (5,022,439)       0    (5,032,664)

INTEREST AND OTHER  INCOME             164      84,294        0        84,458
INTEREST EXPENSE                         0     (39,265) (14,900)(6)   (54,165)
                                   ______________________________   _________

INCOME BEFORE INCOME TAXES         (10,061) (4,977,410) (14,900)   (5,002,371)

PROVISION FOR INCOME TAXES               0           0        0             0
                                   ______________________________   _________

NET INCOME (LOSS)                 $(10,061)$(4,977,410)$(14,900)  $(5,002,371)
                                   ==============================   =========




The accompanying notes are an integral part of this statement of income

                     CODESTREAM HOLDINGS, INC.
                (Formerly Bud Financial Group, Inc.)

                CODESTREAM TECHNOLOGIES CORPORATION

        PROFORMA COMBINED NOTES TO THE FINANCIAL STATEMENTS
                            (UNAUDITED)

  CODESTREAM HOLDINGS, INC. (THE COMPANY) - (Formerly Bud Financial Group, Inc.) was originally incorporated under the laws of the State of Colorado in 1988 for the sole purpose of raising capital and then seeking out, investigating, and acquiring any suitable assets or business without regard to any specific business or industry. In 1991, the Company effectuated a public offering of its common stock which raised a total of $9,500, which offering was registered under the Securities Act pursuant to a Registration Statement on Form S-18. Subsequent to the public offering in 1991, the Company raised additional proceeds through an offering of its Common Stock. The Company's principal activity was to investigate potential acquisitions and prior to the acquisition of CodeStream Technologies Corporation it had not engaged in any significant business activities. The Company changed it corporate domicile to the State of Nevada in March 1999. In accordance with its business purpose, the Company on June 8, 2000 acquired CodeStream Technologies Corporation as a wholly-owned subsidiary and is conducting all of it's business activities through the subsidiary.

  CODESTREAM TECHNOLOGIES CORPORATION (CTC) - is a Delaware corporation that was formed in 1996 to develop certain technologies acquired from a government defense and aerospace contractor. Since it incorporation, CTC has privately sold $12,000,000 of preferred stock to certain institutional investors. In August 1999, CTC merged with RDL Photonic Integrated Chip Corporation, a company that owned certain intellectual property for photonic integrated circuits for optical code division multiple access that was complimentary to the technology being developed by CTC. CTC currently is a development stage company that is developing technology intended to increase the fiber optic network capacity of telecommunications traffic carriers.

  PROFORMA ADJUSTMENTS - (1) Subsequent to December 31, 1999, CTC had borrowings totaling $1,200,000. (2) CTC reversed split its common stock on a 1 for 3.148149 basis to 2,358,295 shares outstanding at completion of the reverse. (3) CTC exchanged all of its Series A, B, and C preferred stock for 4,641,705 shares of common stock. (4) CTC converted notes payable into 3,000,000 shares of common stock. (5) The Company sold 6,900,000 shares of common stock in a private placement for $1.00 per share for $6,900,000. The $6,900,000 consisted of cash of $5,700,000 and the conversion of the $1,200,000 debt explained above to stock. Costs of the offering were $50,000. (6) Also, the Company issued 14,900 shares valued at $1.00 per share as payment of interest on the
  above promissory notes converted to equity.    (7) The Company acquired
  all of the issued and outstanding shares of CTC in exchange for 10,000,000 restricted shares of previously authorized but unissued shares of its common stock. The business combination is a reverse acquisition and is treated as a recapitalization of CTC. (8) This is part of the recapitalization transaction and entry. It eliminates the retained deficit of the Company accounting for the transaction as if the shares were exchanged by CTC for the net assets of the Company.

  STOCK OPTION PLAN - The Company has adopted, with the approval of its stockholders, a Stock Option Plan (the "Plan"), pursuant to which it is authorized to grant options to purchase up to 2,000,000 shares of common stock to the Company's key employees, officers, directors, consultants, and other agents and advisors. Awards under the Plan will consist of stock options (both non-qualified options and options intended to qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended), restricted stock awards, deferred stock awards, stock appreciation rights and other stock-based awards, which are described in the Plan.

  The Plan will be administered by the Board of Directors which will determine the persons to whom awards will be granted, the number of awards to be granted and the specific terms of each grant, including the vesting thereof, subject to the provisions of the Plan.

                     CODESTREAM HOLDINGS, INC.
               (Formerly Bud Financial Group, Inc.))

                CODESTREAM TECHNOLOGIES CORPORATION

        PROFORMA COMBINED NOTES TO THE FINANCIAL STATEMENTS
                            (UNAUDITED)

  STOCK OPTION PLAN - CONTINUED - In connection with qualified stock options, the exercise price of each option may not be less than 100% of the fair market value of the common stock on the date of grant (or 110% of the fair market value in the case of a grantee holding more than 10% of the outstanding stock of the Company). The aggregate fair market value of shares for which qualified stock options are exercisable for the first time by such employee (10% shareholder) during any calendar year may not exceed $100,000. Non-qualified stock options granted under the Plan my be granted at a price determined by the Board of Directors, not to be less than the fair market value of the common stock on the date of grant.

  All of the outstanding CTC options that entitled CTC's employees and former employees to purchase a total of 783,846 shares of CTC common stock at an exercise price of $1.00 per share have been assumed by the Company and have become options to purchase CTC stock at an exercise price of $1.00 per share
  .
  PRIVATE PLACEMENT OF COMMON STOCK - The Company has granted a thirty day assignable option from June 8, 2000 to Thomas G. Kimble to purchase up to an additional 600,000 shares of common stock at a price of $1.00 per share.

             CODESTREAM TECHNOLOGIES CORPORATION
                (A DEVELOPMENT STAGE COMPANY)
                    FINANCIAL STATEMENTS
                     FOR THE YEARS ENDED
               DECEMBER 31, 1999 AND 1998 AND
     FOR THE PERIOD FROM JANUARY 17, 1996 (INCEPTION) TO
                      DECEMBER 31, 1999
                         (UNAUDITED)















q:\shared\finance\presentCodeStream Technologies Dec99 Comp
#1607
n:\ace\1607_1299\CodeStream Technologies Dec99 Comp Excel released 5/26/00

                              CODESTREAM TECHNOLOGIES CORPORATION
                                    (A DEVELOPMENT STAGE COMPANY)
                                                         CONTENTS
                                                December 31, 1999



                                                            Page

COMPILATION REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS 1

FINANCIAL STATEMENTS

  Balance Sheet                                            2 - 3

  Statements of Operations                                   4

  Statements of Shareholders' Deficit                      5 - 6

  Statements of Cash Flows                                 7 - 8

  Notes to Financial Statements                            9 - 18

 COMPILATION REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of CodeStream Technologies Corporation
(a development stage company)


We have compiled the accompanying balance sheet of CodeStream Technologies Corporation (a development stage company) as of December 31, 1999, and the related statements of operations, shareholders' deficit, and cash flows for each of the two years in the period ended December 31, 1999, and for the period from January 17, 1996 (inception) to December 31, 1999, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

As discussed in Note 1, the Company has been in the development stage since its inception on January 17, 1996. The Company has incurred losses from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.



SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
May 25, 2000

ASSETS
Current assets
  Cash                                                            $ 188,729

     Total current assets                                           188,729

Property and equipment, net                                         728,105
Other assets
  Deposits                                                           13,066

           Total assets                                           $ 929,900


See Accompanying Compilation Report of Independent Certified Public Accountants
  The accompanying notes are an integral part of these financial statements.

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities
  Current portion of capital lease obligations               $       166,082
  Notes payable                                                    1,091,121
  Accounts payable                                                   744,149
  Accrued payroll and payroll taxes                                   20,240
  Other accrued liabilities                                           37,621

     Total current liabilities                                     2,059,213

Capital lease obligations, net of current portion                     40,196

        Total liabilities                                          2,099,409

Commitments and contingencies

Shareholders' deficit
  Preferred stock, Series A, $0.001 par value
     23,156 shares authorized
     23,156 shares issued and outstanding
     $133.33 per share liquidation preference
     dividends of $238,333 in arrears                                     23
  Preferred stock, Series B, $0.001 par value
     11,536 shares authorized
     11,536 shares issued and outstanding
     $294.74 per share liquidation preference
     dividends of $254,012 in arrears                                     12
  Preferred stock, Series C, $0.001 par value
     7,514 shares authorized
     7,514 shares issued and outstanding                                   8
     $745.30 per share liquidation preference
     dividends of $336,000 in arrears
  Common stock, $0.001 par value
     15,730,656 shares authorized
     7,424,233 shares issued and outstanding                           7,424
  Paid-in capital                                                 13,311,751
  Accumulated deficit                                            (14,488,727)

        Total shareholders' deficit                               (1,169,509)

           Total liabilities and shareholders' deficit       $       929,900

See Accompanying Compilation Report of Independent Certified Public Accountants
  The accompanying notes are an integral part of these financial statements.

                                                                 For the
                                                               Period from
                                                               January 17,
                                                                   1996
                                        For the Year Ended   (Inception)to
                                           December 31,       December 31,
                                        1999         1998          1999

Research and development expenses   $   675,692 $  3,004,518 $   3,789,310
General and administrative expenses   4,346,747    3,231,489    10,968,911

Loss from operations                 (5,022,439)  (6,236,007)  (14,758,221)

Other income (expense)
  Interest income                         84,294      92,479       334,036
  Interest expense                       (39,265)     (5,277)      (64,542)

     Total other income (expense)         45,029      87,202       269,494

Net loss                            $(4,977,410) $(6,148,805) $(14,488,727)

Basic and diluted loss per common
  share                             $     (1.03) $     (1.22) $      (3.88)

Weighted-average number of common
  shares outstanding                  4,847,848    5,057,600     3,732,979


See Accompanying Compilation Report of Independent Certified Public Accountants
  The accompanying notes are an integral part of these financial statements.


                                         Preferred Stock
                         Series A          Series B         Series C        Common Stock      Paid-In   Accumulated
                       Shares  Amount    Shares  Amount   Shares  Amount   Shares   Amount    Capital     Deficit      Total
Balance, January 17,
 1996 (Inception)              $                 $                $                 $      $            $             $
Initial capitalization                                                    2,194,499  2,194      (2,167)                       27
Issuance of Series A
 preferred stock
 for cash              20,625      20                                                        2,749,980                 2,750,000
Net loss                                                                                                     (54,929)    (54,929)

Balance, December
 31, 1996              20,625      20                                     2,194,499  2,194   2,747,813       (54,929)  2,695,098
Net loss                                                                                                  (3,307,583) (3,307,583)

Balance, December
 31, 1997              20,625      20                                     2,194,499  2,194   2,747,813    (3,362,512)   (612,485)
Issuance of Series A
 preferred stock
  Upon conversion
   of intercompany
   payable                656       1                                                           87,499                    87,500
  Upon conversion
   of note payable      1,875       2                                                          249,998                   250,000
Issuance of Series B
 preferred stock
 for cash                                11,536      12                                      3,400,146                 3,400,158
Issuance of Series C
 preferred stock
 for cash                                                  7,514       8                     5,599,992                 5,600,000

See Accompanying Compilation Report of Independent Certified Public Accountants
  The accompanying notes are an integral part of these financial statements.


                                         Preferred Stock
                         Series A          Series B         Series C        Common Stock      Paid-In   Accumulated
                       Shares  Amount    Shares  Amount   Shares  Amount   Shares   Amount    Capital     Deficit      Total

Issuance of common
 stock upon
 conversion of
 intercompany
 payable                                                                  3,404,012 $3,404 $   259,096               $   262,500
Net loss                                                                                                $(6,148,805)  (6,148,805)

Balance, December
 31, 1998              23,156   $  23    11,536     $ 12   7,514   $   8  5,598,511  5,598  12,344,544   (9,511,317)   2,838,868
Issuance of common
 stock
  Upon conversion
   of note payable                                                          250,000    250     249,750                   250,000
  Acquisition of
   RDL Photonic
   Integrated Chip
   Corporation                                                            1,575,722  1,576     717,457                   719,033
Net loss                                                                                                 (4,977,410)  (4,977,410)

Balance, December
  31, 1999             23,156   $  23    11,536     $ 12   7,514   $   8  7,424,233 $7,424 $13,311,751 $(14,488,727) $(1,169,509)


See Accompanying Compilation Report of Independent Certified Public Accountants
  The accompanying notes are an integral part of these financial statements.

                                                                  For the
                                                                Period from
                                                                January 17,
                                                                   1996
                                       For the Year Ended     (Inception) to
                                           December 31,         December 31,
                                        1999         1998          1999
Cash flows from operating activities
  Net loss                            $(4,977,410) $(6,148,805) $(14,488,727)
  Adjustments to reconcile net loss
    to net cash used in operating
    activities
      Depreciation and amortization
        of property and equipment         289,878      100,345       390,223
  (Increase) decrease in
     Other receivables                     60,948      (60,948)           -
  Increase (decrease) in
     Accounts payable                     487,548      228,108       744,149
     Accrued expenses                      18,325       26,368        44,693

Net cash used in operating activities  (4,120,711)  (5,854,932)  (13,309,662)

Cash flows from investing activities
  Capital expenditures on property and
    equipment                            (128,815)    (581,227)     (710,042)
  Acquisition of RDL Photonic Integrated
     Chip Corporation                     642,856                    642,856
  Other assets                               (975)     (12,091)      (13,066)

Net cash provided by (used in) investing
  activities                              513,066     (593,318)      (80,252)

Cash flows from financing activities
  Borrowings on notes payable           1,307,351       33,770     4,191,121
  Payments on notes payable                         (2,600,000)   (2,600,000)
  Repayment of advances from affilia                  (192,144)     (192,144)
  Advances from affiliate                                            542,144

  Proceeds from preferred stock        $           $ 9,000,158  $ 11,750,158
  Payments on capital leases             (112,663)                  (112,663)
  Proceeds from common stock                                              27

Net cash provided by financing
  activities                            1,194,688    6,241,784    13,578,643

Net increase (decrease) in cash        (2,412,957)    (206,466)      188,729

Cash, beginning of period               2,601,686    2,808,152            -

Cash, end of period                    $  188,729  $ 2,601,686  $    188,729

Supplemental schedule of non-cash investing and financing activities
During the year ended December 31, 1998, the Company issued 3,404,012 shares of common stock valued at $262,500 as settlement of an intercompany payable.

During the year ended December 31, 1999, the Company entered into capital lease agreements for computer and lab equipment valued at $318,941.

During the years ended December 31, 1999 and 1998, the Company issued 250,000 shares of common stock and 1,875 shares of Series A convertible preferred stock valued at $250,000 and $250,000, respectively, as settlement of notes payable.

During the year ended December 31, 1998, the Company issued 656 additional shares of Series A convertible preferred stock valued at $87,500 to reimburse the holder of the Company's Series A convertible preferred stock for the holder's payment of an intercompany payable for $87,500 to the Company's parent.

See Accompanying Compilation Report of Independent Certified Public Accountants
  The accompanying notes are an integral part of these financial statements.

NOTE 1 - SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

     Business Activity
     CodeStream Technologies Corporation (the "Company") (a development stage company) was incorporated on January 17, 1996 in the State of Delaware. The Company is in the development stage.

     Acquisition
     During August 1999, pursuant to an Agreement and Plan of Merger, the Company acquired the 975,000 issued and outstanding shares of common stock of an affiliated company, RDL Photonic Integrated Chip Corporation ("PIC"), a Delaware corporation. The Company is now the sole owner of PIC. The Company acquired the shares from its parent, Research & Development Laboratories ("RDL").

     The Company purchased the net assets of PIC through the issuance of 975,000 shares of its common stock. In addition, as part of the Company's sale of its Series A, B, and C convertible preferred stock, PIC issued warrants to the purchasers of the Company's preferred stock to purchase shares of preferred stock of PIC. As part of the acquisition of PIC, the Company exchanged an aggregate of 600,722 shares of its common stock for the warrants. The acquisition was accounted for in a manner similar to a pooling of interests since PIC was acquired from a related party. The assets acquired and the liabilities assumed were as follows:

          Cash                                          $ 642,856
          Property and equipment, at net book value        89,345
          Accrued expenses                               (13,168)

            Total net assets                            $ 719,033

     The information provided in the above table is based on PIC's unaudited financial statements as of August 18, 1999.

     Basis of Presentation
     The Company has been in the development stage since its inception on January 17, 1996. The Company has incurred losses from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.

     Stock Split
     On November 13, 1998, the Company effected a 80.59122334-for-one stock split of its common stock. All share and per share data have been retroactively restated to reflect this stock split.


See Accompanying Compilation Report of Independent Certified Public Accountants

     Estimates
     The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

     Property and Equipment
     Property and equipment are stated at cost, less accumulated depreciation and amortization. For financial reporting purposes, depreciation and amortization are provided using the straight-line method over the estimated useful lives as follows:

          Machinery and equipment          3 years
          Furniture and office equipment   3 years
          Computer software                3 years
          Leasehold improvementslife of the asset or the lease
                        term, whichever is shorter

     Betterments, renewals, and extraordinary repairs that extend the life of the asset are capitalized; other repairs and maintenance charges are expensed as incurred. The cost and related accumulated depreciation applicable to assets retired are removed from the accounts, and the gain or loss on disposition is recognized in the statement of operations.

     Loss per Share
     The Company utilizes SFAS No. 128, "Earnings per Share." Basic loss per share is computed by dividing the loss available to common shareholders by the weighted-average number of common shares outstanding. Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Because the Company has incurred net losses, basic and diluted loss per share are the same.

     Income Taxes
     The Company uses the asset and liability method of accounting for income taxes. The asset and liability method accounts for deferred income taxes by applying enacted statutory rates in effect for periods in which the difference between the book value and the tax bases of assets and liabilities are scheduled to reverse. The resulting deferred tax asset or liability is adjusted to reflect changes in tax laws or rates. Because the Company is in the development stage and has incurred a loss from operations, no benefit is realized for the tax effect of the net operating loss carryforward due to the uncertainty of its realization.


See Accompanying Compilation Report of Independent Certified Public Accountants

     Impairment of Long Lived Assets
     The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future net cash flows expected to be generated by the assets. If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount exceeds the fair value of the assets. To date, no such impairment has occurred.

     Fair Value of Financial Instruments
     The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Company's financial instruments, including cash, accounts payable, and accrued expenses, the carrying amounts approximate fair value due to their short maturities. The amounts shown for capital leases and notes payable also approximate fair value because current interest rates offered to the Company for capital leases and notes payable of similar maturities are substantially the same or the difference is immaterial.

     Comprehensive Income
     The Company utilizes SFAS No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments and unrealized gains and losses on available-for-sale securities. Comprehensive income is not presented in the Company's financials statements since the Company did not have any of the items of comprehensive income in any period presented.

     Recently Issued Accounting Pronouncements
     In June 1999, the Financial Accounting Standards Board ("FASB") issued SFAS No. 136, "Transfer of Assets to a Not-for-Profit Organization or Charitable Trust that Raises or Holds Contributions for Others." This statement is not applicable to the Company.

     In June 1999, the FASB issued SFAS No. 137, "Accounting for
     Derivative Instruments and Hedging Activities."  The
     Company does not expect adoption of SFAS No. 137 to have a material impact, if any, on its financial position or results of operations.


See Accompanying Compilation Report of Independent Certified Public Accountants

NOTE 2 - CASH

     The Company maintains its cash balances in several banks located in Southern California. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. As of December 31, 1999, the uninsured portions of those balances held at the banks aggregated to $195,828.


NOTE 3 - PROPERTY AND EQUIPMENT

     Property and equipment at December 31, 1999 are estimated to be the following:

          Machinery and equipment                       $ 901,748
          Furniture and office equipment                  148,258
          Computer software                                26,633
          Leasehold improvements                           41,689

                                                        1,118,328
          Less accumulated depreciation and amortization  390,223

            Total                                       $ 728,105

     Depreciation and amortization expense for the years ended
     December 31, 1999 and 1998 was $289,878 and $100,345,
     respectively..


NOTE 4 - NOTES PAYABLE

     Notes payable consisted of 10 notes payable to various lenders, including the holders of the Series A, B, and C convertible preferred stock and certain holders of the Company's common stock, collateralized by all of the Company's assets, with interest at 12% compounded quarterly. The notes mature on March 31, 2000. Subsequent to December 31, 1999, the maturity dates were extended to June 9, 2000. The aggregate outstanding balance at December 31, 1999 was $1,091,121.



See Accompanying Compilation Report of Independent Certified Public Accountants

NOTE 5 - COMMITMENTS

     Leases
     The Company leases its office and laboratory space. The Company also leases equipment under terms of various operating and capital leases which have been personally guaranteed by the Company's majority shareholders. Future minimum lease payments relating to these leases were estimated to be as follows:

           Year Ending                         Operating   Capital
          December 31,                           Leases     Leases

            2000                             $ 93,654   $ 184,740
            2001                               46,827      41,157

                                             $140,481     225,897
            Less amount representing interest              19,619

                                                          206,278
            Less current portion                          166,082

               Long-term portion                        $  40,196

     Rent expense was $86,070 and $76,281 for the years ended
     December 31, 1999 and 1998, respectively.

     Leased capital assets included in property and equipment at December 31, 1999 were estimated to be as follows:

          Computer equipment                            $  78,830
          Lab equipment                                   240,111
          Less accumulated amortization                   119,603

                  Total                                 $ 199,338

     Litigation
     During May 1999, RDL was served with a subpoena duces tecum to produce documents and to testify before the Grand Jury of the United States District Court, Central District of California. The subpoena appeared to relate to allegations of mischarging or improper billing with respect to federal government contracts and was directed to RDL and, among others, all of its then present and former officers and directors, together with its then affiliates, including the Company (then named RDL Commercial Technologies Corporation).


See Accompanying Compilation Report of Independent Certified Public Accountants

     At a meeting with the Assistant United States Attorney ("AUSA") in charge of the investigation during July 1999, the attorneys for the Company were advised that the Company was a subject of the investigation. Subsequent to this meeting, the Company produced to the AUSA all documents requested by the subpoena and provided the AUSA with a copy of an analysis of cash receipts and disbursements of the Company since its inception prepared by PricewaterhouseCoopers LLP showing that the Company has never received funds from the federal government under any government contracts. The Company also offered to cooperate completely with the Grand Jury investigation and on November 30, 1999, the CFO of the Company met with the AUSA and agents of the FBI to answer their questions concerning RDL and the Company. At the conclusion of this meeting, the AUSA indicated that she believed the CFO's commentary to be truthful and also indicated that, based upon the government's investigation to date, the Company was no longer a subject of the investigation. The AUSA indicated that if indictments were to be forthcoming as a result of the investigation, they would name persons and entities other than the Company. To the Company's knowledge, no such indictments have yet been issued. It should be noted that the AUSA has absolute discretion as to who, if anyone, will be indicted and until this matter is completely resolved, the Company remains as a possible target of the investigation.


NOTE 6 - SHAREHOLDERS' DEFICIT

     Preferred Stock, Series A
     In August 1996, the Company issued 20,625 shares of Series A convertible preferred stock for cash proceeds of $2,750,000. In February 1998, the Company issued 1,875 and 656 additional shares of Series A convertible preferred stock upon the conversion of a note payable for $250,000 and for cash proceeds of $87,500, respectively. This stock has a cumulative cash dividend of 4% per annum, payable quarterly. The holders of this stock have voting rights equal to the holders of common stock. Each share of preferred stock is convertible at any time at the option of the holder into shares of the Company's common stock at a conversion price of $1.6544. The shares are subject to automatic conversion upon the effective date of an underwritten public offering of the Company's common stock with net proceeds of not less than $20,000,000. At December 31, 1999, the Company had dividends in arrears of $238,333. The purchaser was also issued 10,000 warrants to purchase shares of Series A preferred stock of PIC. The warrants have an exercise price of $1,300 and expire the earlier of 10 years from the date of grant or upon the effective date of an underwritten public offering of the Company's common stock with net proceeds of not less than $20,000,000.


See Accompanying Compilation Report of Independent Certified Public Accountants

     Preferred Stock, Series B
     In February and July 1998, the Company issued 10,179 and 1,357 shares of Series B convertible preferred stock for cash proceeds of $3,000,158 and $400,000, respectively. This stock has a cumulative cash dividend of 4% per annum, payable quarterly. The holders of this stock have voting rights equal to the holders of common stock. Each share of preferred stock is convertible at any time at the option of the holder into shares of the Company's common stock at a conversion price of $1.6544. The shares are subject to automatic conversion upon the effective date of an underwritten public offering of the Company's common stock with net proceeds of not less than $20,000,000. At December 31, 1999, the Company had dividends in arrears of $254,012. The purchasers were also issued 4,286 and 571 warrants, respectively, to purchase shares of Series A preferred stock of PIC. The warrants have an exercise price of $1,300 and expire the earlier of 10 years from the date of grant or upon the effective date of an underwritten public offering of the Company's common stock with net proceeds of not less than $20,000,000.

     Preferred Stock, Series C
     In July 1998, the Company issued 6,709 and 805 shares of Series C convertible preferred stock for cash proceeds of $5,000,000 and $600,000, respectively. This stock has a cumulative cash dividend of 4% per annum, payable quarterly. The holders of this stock have voting rights equal to the holders of common stock. Each share of preferred stock is convertible at any time at the option of the holder into shares of the Company's common stock at a conversion price of $1.6544. The shares are subject to automatic conversion upon the effective date of an underwritten public offering of the Company's common stock with net proceeds of not less than $20,000,000. At December 31, 1999, the Company had dividends in arrears of $336,000. The purchasers were also issued 2,825 and 339 warrants, respectively, to purchase shares of Series A preferred stock of PIC. The warrants have an exercise price of $1,300 and expire the earlier of 10 years from the date of grant or upon the effective date of an underwritten public offering of the Company's common stock with net proceeds of not less than $20,000,000.

     Stock Options
     The Company adopted the 1998 Stock Option Plan (the "1998 Plan") during February 1998, which was amended during November 1998. Under the terms of the 1998 Plan, the aggregate number of shares that may be issued pursuant to the exercise of options granted initially will not exceed 1,500,000. Options are not considered to be granted until an option agreement is executed. Incentive stock options must be granted at a price not less than 100% of the fair market value of the common stock on the grant date. Non-qualified options must be granted at a price not less than 85% of the fair market value of the common stock on the grant date.


See Accompanying Compilation Report of Independent Certified Public Accountants

     Incentive and non-qualified stock options granted to individuals who own stock representing more than 10% of the voting power of the Company must have an exercise price of more than 110% of the fair market value of the common stock on the grant date. Incentive and non-qualified stock options vest over various periods as determined by the Company for each grant, ranging from zero to five years, and expire up to 10 years from the grant date. The 1998 Plan has a term of 10 years from the date of its adoption by the Board of Directors.

     The following summarizes the stock option transactions under the stock option plans:


     Weighted-

     Average
                                             Stock Options   Exercise
                                              Outstanding      Price

          Outstanding, December 31, 1997       19,671   $    1.00
            Granted                           270,594   $    1.61

          Outstanding, December 31, 1998      290,265   $    1.57
            Granted                           362,995   $    1.00
            Forfeited                        (170,523)  $    1.78

             Outstanding, December 31, 1999   482,737   $    1.07

             Exercisable, December 31, 1999    56,583   $    1.37


NOTE 7 - YEAR 2000 ISSUE

     The Company has completed a comprehensive review of its computer systems to identify the systems that could be affected by ongoing Year 2000 problems. Upgrades to systems judged critical to business operations have been successfully installed. To date, no significant costs have been incurred in the Company's systems related to the Year 2000.

     Based on the review of the computer systems, management believes all action necessary to prevent significant additional problems has been taken. While the Company has taken steps to communicate with outside suppliers, it cannot guarantee that the suppliers have all taken the necessary steps to prevent any service interruption that may affect the Company.


See Accompanying Compilation Report of Independent Certified Public Accountants

NOTE 8 - RELATED PARTY TRANSACTIONS

     During the year ended December 31, 1999, the Company paid $98,370 to a former officer/director for consulting services rendered pursuant to a consulting agreement.
     Under the terms of the consulting agreement, the Company is committed to pay this former officer/director $163,950 during the year ended December 31, 2000.

     During the year ended December 31, 1998, certain employees and officers of RDL provided administrative services to the Company. The Company paid RDL $112,900 for these services. At the direction of RDL, the Company paid $75,000 of the $112,900 directly to the controlling shareholder of RDL.

     During the years ended December 31, 1999 and 1998, the Company paid $105,468 and $720,338, respectively, to an affiliated company to reimburse the affiliate for the salaries of certain employees of the affiliate used by the Company. The Company also reimbursed the affiliate for expenses incurred on behalf of the Company by the affiliate for $42,262 and $187,713 during the years ended December 31, 1999 and 1998, respectively.

     During the years ended December 31, 1999 and 1998, the Company paid rent of $30,000 and $157,500, respectively, to an affiliated company for using office space in the affiliated company's building.

     During the years ended December 31, 1999 and 1998, the Company paid $274,815 and $339,314, respectively, in legal fees to a law firm in which one of the Company's directors is a partner.

     At December 31, 1997, the Company had an account payable to RDL for $542,144. During February 1998, the Company repaid $192,144 of the amount outstanding and issued 3,404,012 shares of its common stock valued at $262,500 as an additional payment. The remaining amount due of $87,500 was repaid by one of the holders of the Series A convertible preferred stock. The Company reimbursed this shareholder during March 1998 by issuing 656 shares of its Series A convertible preferred stock.


NOTE 9 - SUBSEQUENT EVENTS

     Reorganization
     In February 2000, the Company entered into a plan of reorganization with a company incorporated in the State of Nevada. The acquisition of the Company is contingent upon the successful closing of a private placement of common stock by the buyer. The reorganization is planned to close in June 2000.


See Accompanying Compilation Report of Independent Certified Public Accountants

     Borrowings
     In February 2000, the Company borrowed $500,000 from a third party to provide additional interim working capital for the operations of its business.

     In March 2000, under an addendum to a loan agreement with its existing lenders, the Company borrowed $500,000 to provide additional interim working capital for the operations of its business.

     In April 2000, under an addendum to a loan agreement with its existing lenders, the Company borrowed $200,000 to provide additional interim working capital for the operations of its business.

     In May 2000, under an addendum to a loan agreement with its existing lenders, the Company borrowed $200,000 to provide additional interim working capital for the operations of its business.

     Stock Options
     Subsequent to December 31, 1999, the Board of Directors of the Company approved the repricing of all the granted stock options so that the exercise price is $1.

     Subsequent to December 31, 1999, the Company granted
     683,500 stock options to certain employees at an exercise price of $1.

     Severance Agreement
     Subsequent to December 31, 1999, the Company entered into a severance agreement with an employee under which it may be liable for $82,500.




See Accompanying Compilation Report of Independent Certified Public Accountants